Exhibit 3.2

20151008'3'33
$150,00
SECRETARY OF STATE
01/05/2015 14:32:18

Document processing fee
If document is filed on paper $150.00
If document is filed electronically : Currently Not Available
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business.
Paper documents must be typewritten or machine printed.

ABOVE SPACE FOR OFFICE USE ONLY

Statement of Merger
(Surviving Entity is a Domestic Entity)
filed pursuant to § 7-90-203.7 of the Colorado Revised Statutes (C.R.S.)

1. For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number: 201.41237336
(Colorado Secretary of State ID number)

Entity name or true name: Oncology Med, Inc.

Form of entity: Corporation

Jurisdiction: Colorado

Street address: 8 Exchange Boulevard
(Street number and name)
Suite 711
Rochester NY 14614
(City) (State) (ZIP/Postal Code)
United States
(Province – if applicable) (Country)

Mailing address
(leave blank if same as street address)
(Street number and name or Post Office Box information)
(City) (ZIP/Postal Code)
(Province – if applicable) (Country)

ID Number
(Colorado Secretary of State ID number)

Entity name or true name

Form of entity

Jurisdiction

Street address

(Street number and name)

(City) (State) (ZIP/Postal Code)

(Province - if applicable) (Country)

Mailing address
(leave blank if same as street address)

(Street number and name or Post Office Box information)

(City) (ZIP/Postal Code)

(Province - if applicable) (Country)

ID Number

(Colorado Secretary of State ID number)

Entity name or true name

Form of entity

Jurisdiction

Street address

(Street number and name)

(City) (ZIP/Postal Code)

(Province - if applicable) (Country)

Mailing address
(leave blank if same as street address)

(Street number and name or Post Office Box information)

(City) (State) (ZIP/Postal Code)

(Province - if applicable) (Country)

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐ There are more than three merging entities and the ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity is stated in an attachment.

2. For the surviving entity, its entity ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number 2010004878
(Colorado Secretary of State ID number)

Entity name or true name ONCO Merger Sub, Inc.

Form of entity	Corporation
Jurisdiction	Colorado
Street address	8 Exchange Boulevard
	(Street number and name)
	Suite 711
	Rochester (City) NY (State) 14614 (ZIP/Postal Code)
	(Province - if applicable) (Country)
Mailing address **(leave blank** if same as street address)	(Street number and name or Post Office Box information)
	(City) (State) (ZIP/Postal Code)
	(Province - if applicable) (Country)

3. Each merging entity has been merged into the surviving entity.

4. *(If the following statement applies, adopt the statement by marking the box.)*

O The plan of merger provides for amendments to a constitue t filed document of the surviving entity and an appropriate statement of change or other docwnent effecting the amendments will be delivered to the Secretary of Stale for filing pursuant to Part 3 of Article 90 of Title 7, C.R.S.

5. *(If the following statement applies, adopt the statement by marking the box and state the appropriate document number(s).)*

D One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

Document number ____________

Document number ____________

Document number ____________

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

D There are more than three trademarks and the document nwnber of each additional trademark is stated in an attachment.

6. *(If applicable, adopt the following statement by marking the box and include an attachment.)*

O This clocument contains additional information as provided by law.

7. *(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are 01/16/2015; 12:01 a.m.

(mm/dd/yyyy hour:minute am/pm)

Notice: Causing this document to be delivered to the Secretary of State for filing shall constitute the affmnation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in confonnity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the coustituent documents, and the organic statutes. · This perjury notice applies to each individual who causes Utis document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who bas caused it to be delivered. 8. The true name and mailing address of the individual causing this document to be delivered for filing urc Hudson Randolph s. (lasl). (First) (Middle) (Suffi. ,l One East Main Street Suite 711 (Street numhe,· wui na,nc or Po.•I O"icc Box i11jormationl .u• . Rochester NY 14614 - 1880 (State) (ZIP/Pos1t1/ Code) United States {l'1m·it1ce - i(applicah/e) (Cmull1J) (Tf applicable. adopt llwfollowing staleme111 by marld11g the box ond include a" attac/11nt•111.) D This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing. Disclaimer: This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this fonn/c.ovcr sheet is believed to satisfy mini.mum legal requirements as of its revision dale, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s). o .... <nOnt \ l \ "7

AGREEMENT OF MERGER AND PLAN OF REORGANIZATION - AMONG - ONCOLOGY MED, INC., ORACLE NUTRACEUTICALS COMPANY, And ONCO MERGER SUB, INC. Dated: January 3, 2015

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 2 of 45 Pages AGREEMENT OF MERGER AND PLAN OF REORGANIZATION THIS AGREEMENT OF· MERGER AND PLAN OF REORGANIZATION (hereinafter as the "Agreement"), dated to become effective as at January 16 , 2015 , is entered into by and among Oncology Med, Inc . , a Colorado corporation (hereinafter as "Company"), Oracle Nutraceuticals Company, a Colorado corporation and a direct, totally held subsidiary of the Company (hereinafter as "Holdco"), and ONCO Merger Sub, Inc . , a Colorado corporation and a direct, totally held subsidiary of Holdco (hereinafter as "MergerSub"), with reference to the following facts, terms, and provisions : Recitals. A The Company was initially formed and organized as a domestic, for - profit corporation in the State of Delaware on December 16, 1996. (Delaware Division of Corporations File No. 2688259). B. On April 13 , 2014 , the Company redomesticated itself to the State of Colorado . Of the date hereof, it is a Colorado domestic, for - profit corporation in good standing existing under the laws of the State of Colorado . · C. The Company's Common Stock (as defined below) is quoted to trade over - the - counter in the United States and elsewhere under the symbol "ONCO" (US . ONCO . PK), and its primary trading venue is over the OTC Pink Tier electronic intermediary quotation system operated by OTC Markets Group, Inc . ("OTC") . D. The Company's authorized capital stock in the State of Colora . do consists of (i) 2 , 000 , 000 , 000 (two billion) shares of common stock, $ . 00001 par value per share ("Company Common Stock"), of which, as of December 31 , 2014 , according to the Company's stock transfer ledger, 229 , 682 , 978 shares were issued and outstanding and (ii) 10 , 000 , 000 (ten million) shares of Series A Preferred Stock, $ 0 . 01 par value per share, of which 3 , 660 , 000 shares are currently issued and outstanding ("Company Series A Preferred Stock") . E. To effect the overall transaction evidenced by this Agreement, the Company formed Holdco in the State of Colorado on January 3 , 2015 , and Holdco, as a validly existing Colorado corporation, formed MergerSub in the State of Colorado on January 3 , 2015 . F. As of the date hereof, Holdco's authorized capital structure is identical to the capital structure of the Company . G. As of the date hereof, MergerSub's authorized capital structure is identical to the capital structure of the Company and Holdco . H. The Articles of Incorporation and the Bylaws of Holdco immediately after the Effective Time (as hereinafter defined) will contain the provisions relative to shareholders and contained in the Articles of Incorporation and Bylaws of the Company immediately before the Effective Time (to the extent required by Section 7 - 111 - 104 of the Colorado Business Corporation Act of the State of Colorado) (hereinafter "CBCA")) .

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 3 of 45 Pages I. The directors of the Company immediately prior to the Merger (as hereinafter defined) will be the directors of Holdco as of the Effective Time . J. The Company desires to create a new holding company structure in accordance with Section 7 - 111 - 104 of the CBCA by merging MergerSub with and into the Company with the Company being the surviving corporation, and converting each outstanding share of Company Common Stock into a like number of shares of Holdco Common Stock, all in accordance with the terms of this Agreement . K. The Boards of Directors of Holdco, MergerSub, and the Company have approved this Agreement and the merger of MergerSub with and into the Company upon the terms and subject to the conditions set forth in this Agreement (the "Merger") . No vote or solicitation of votes is required by the Company, MergerSub, or Holdco, as permitted by Section 7 - 111 - 103 and Section 7 - 111 - 104 (3) of the CBCA . L. The Company will, immediately prior to the Effective Time, contribute to the capital of Holdco, to be converted to Holdco Common Stock and held in the treasury of Holdco, any shares of Company Common Stock then held by the Company . M. For U . S . Federal income tax purposes, the Merger is operative and shall, in every respect, qualify as a reorganization under the applicable provisions of Section 368 (a) et seq . , of the Internal Revenue Code of 1986 , as amended . NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Company, Holdco, and MergerSub hereby agree as follows : ARTICLE I, THE MERGER. 1.1. The Merger . In accordance with Section 7 - 111 - 104 of the CBCA and subject to and upon the terms and conditions of this Agreement, MergerSub, at the Effective Time (which term is hereinafter defined), shall be merged with and into the Company ; the separate corporate existence of MergerSub shall cease ; and the Company shall continue as the surviving corporation . The Company, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the "Surviving Corporation" . At the Effective Time, the effect of the Merger shall become effective as provided in Section 7 - 111 - 101 et seq . of the CBCA . 1.2. Effective Time. The Merger shall become effective at 12:01 a.m Mountain Standard Time on January 16, 2015 (hereinafter the "Effective Time"). 1.3. Articles of Incorporation . From and after the Effective Time the provisions set forth in the Articles of Incorporation of the Company that apply to the rights, preferences, and designations of the holders of Company Common Stock, as in effect . immediately prior to the Effective Time, shall be the provisions set forth in the Articles of Incorporation of the Surviving Corporation until thereafter amended or as otherwise provided by law . 1.4. Powers. The business and affairs of the Surviving Corporation shall be managed by, or conducted under the direction of, a board of directors, which shall exercise all the powers of the shareholders, as listed on the Company's stock transfer ledger, shall be converted in the Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 4 of 45 Pages Surviving Corporation except as are by law or by the Articles of Incorporation or the bylaws of the Surviving Corporation conferred upon or reserved to the stockholders of the Surviving Corporation . 1.5. Bylaws . From and after the Effective Time, the Bylaws of MergerSub, as in effect immediately prior to the Effective Time, shall thereafter continue in full force and effect as the bylaws of the Surviving Corporation until thereafter amended or repealed as provided therein . 1.6. Directors . The directors of MergerSub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and will hold office from the Effective Time until their successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and the Bylaws of the Surviving Corporation, or as otherwise provided by law . 1 . 7 . Officers . The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and will hold office from the Effective Time until their successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and the Bylaws of the Surviving Corporation or as otherwise provided by law . 1.8. Additional Actions . Subject to the terms of this Agreement, the parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger . If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary or desirable to vest, perfect, or confirm, of record, or otherwise, in the Surviving Corporation's right, title, or interest in, to, or under _any of the rights, properties, or assets of either of MergerSub or the Company acquired or to be acquired by the Surviving Corporation, as a result of, or in connection with, the Merger, or otherwise, to carry out this Agreement, then, and in such case, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each or either of MergerSub and/or the Company, all such deeds, bills of sale, assignments, and assurances and to take and do, in the name and on behalf of each or either of MergerSub and/or the Company, or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect, or confirm any and all right, title, and interest in, to, and under such rights, properties, or assets in the Surviving Corporation, or otherwise, to carry out the intended purpose of this Agreement . 1.9. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Holdco, MergerSub, the Company, or any holder of any of the following securities: (a) Each share or fraction of a share of the Company issued and outstanding immediately prior to the Effective Time shall, upon compliance with the procedures specified in Section 1 . 10 of this Agreement, be converted in the Merger into the right to receive a duly issued, fully paid, and non - assessable share, or equal fraction of a share of Holdco having the same preferences, rights, and limitations as the share or fraction of a share of the Company being converted in the Merger . Notwithstanding the applicable provisions of the Internal Revenue Code of 1986 , as amended, any conversion righ_ts granted to the holders of the Company's Common Stock prior to the Effective Date shall not be carried forward to Holdco following the Effective Date . Pursuant to Section 2 . 2 or to the article, second hereof, no shareholder shall have the right to acquire shares of the Holdco pursuant to the conversion rights granted to the Company's shareholders prior to the Effective Time . Only the Company's existing respective shares of Holdco Common Stock that are:made upon surrender of Certificates in Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 5 of 45 Pages Merger into a right to acquire shares of Holdco having the same preferences, rights, and limitations as the right to acquire shares of the Company being converted in the Merger. (b) Each share or fraction of a share ofMergerSub outstanding immediately prior to the Effective · Time shall be converted in the Merger into a share or equal fraction of a share of the Surviving Corporation. (c) Each share of Holdco Common Stock owned by the Company immediately prior to the Merger shall automatically be canceled and retired and shall cease to exist . (d) From and after the Effective Time, the holders of certificates formerly evidencing Company Common Stock shall cease to have any rights as stockholders of the Company, except as provided by law ; provided, however, that such holders shall have the rights set forth in Section 1 . 10 herein . (e) Immediately prior to the Effective Time, the Company will contribute to the capital of Holdco, to be converted to Holdco Common Stock and held in the treasury of Holdco, any shares of Company Common Stock then held by the Company in its treasury . 1.10. Procedures Relating to Company Common Stock. (a) Exchange of Certificates . Immediately following the Effective Time, Holdco shall make available to each record holder who, as of the Effective Time, was a holder of an outstanding certificate or certificates which immediately prior to the Effective Time represented Company Common Stock (hereinafter defined as "Certificate" or "Certificates"), a letter of transmittal and instructions (hereinafter defined as [the] "Letter of Transmittal") for use in effecting the surrender of the Certificates for conversion thereof . Delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to Holdco, or its duly appointed stock transfer agent, and the form of the Letter of Transmittal shall so reflect such acceptance and delivery, respectively . Upon surrender to Holdco of a Certificate, together with the appended Letter of Transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor, at the holder's sole cost and expense, one or more certificates as requested by the holder (properly issued, executed, and countersigned, accordingly), representing that number of shares of fully paid and non assessable shares of Holdco Common Stock to which such holder of Company Common Stock shall have become entitled pursuant to the provisions of Section 1 . 9 hereof and the Certificate, so surrendered, shall forthwith be canceled . No interest will . be paid or accrued on the consideration payable upon the surrender of the Certificates . If any portion of the consideration to be received upon exchange of a Certificate is to be issued or paid to a person other than the person in whose name the Certificate surrendered in exchange therefor is registered, it shall be a condition of such issuance and payment that the Certificate so surrendered shall be properly endorsed and guaranteed in proper form under Medallion for transfer and that the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the issuance of a certificate for Holdco Common Stock to such other person, or, that it be established, to the satisfaction of Holdco, that any such tax has been paid, or, that such tax is not applicable . From the Effective Time until surrender in accordance with the provisions of this Section 1 . 10 ; each Certificate shall represent for all purposes only the right to receive the consideration provided in Section 1 . 9 . All payments of

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 6 of 45 Pages accordance with the terms hereof shall be deemed to have been made in full satisfaction of rights pertaining to the Company Common Stock evidenced by such Certificates . (b) Dividends and Distributions . No dividends . or other distributions with respect to Holdco Common Stock·with a record date after the Effective Time shall be paid to the holder of any Certificate of Company Common Stock not surrendered and in respect of the shares of Holdco Common Stock, until the surrender of such Certificate pursuant to the terms of this Section 1 . 10 . Following the surrender of any such Certificate, there shall be paid to the holder of the certificate representing shares of Holdco Common Stock issued in exchange therefor, without interest, (i) the·amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Holdco Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such shares of Holdco Common Stock . (c) Lost, Mislaid, Stolen, or Destroyed Certificates . In the case of any lost, mislaid, stolen, or destroyed Certificate, the holder thereof may be required, as a condition precedent to delivery to such holder of the consideration described in Section 1 . 9 hereof, to deliver to Holdco a bond in such reasonable sum or a reasonably satisfactory indemnity agreement as Holdco, or its stock transfer agent, may direct as indemnity against any claim that may be made against Holdco or the Surviving Corporation with respect to the Certificate alleged to have been lost, mislaid, stolen, or destroyed . (d) No Stock Transfers . After the Effective Time, there shall be no transfers of the Company Common Stock on the stock transfer books of the Surviving Corporation that were outstanding immediately prior to the Effective Time . If, after the Effective Time, any Certificate is presented to the Surviving Corporation for transfer, it shall be cancelled and exchanged for the consideration described in Section 1 . 9 . (e) Unclaimed Merger Consideration . Any shares of Holdco Common Stock due former shareholders of the Company pursuant to Section 1 . 9 hereof, and that remain unclaimed by such former shareholders after the Effective Time, shall be held by Holdco, and, any former holder of Company Common Stock who has not theretofore complied with Section l . lO(a) hereof, shall thereafter look only to Holdco for issuance of a certificate for that number of shares of Holdco Common Stock to which such holder has become entitled pursuant to the provisions of Section 1 . 9 and Section l . lO(b) hereof ; provided, however, that neither Holdco nor any party hereto, shall be liable to a former holder of Company Common Stock for any amount required to be paid to a public official pursuant to abandoned property, escheat, or similar law, as may be applicable . ARTICLE II, ACTIONS TO BETAKEN IN CONNECTION WITH THE MERGER. 2 . 1 . Registered Stock Plans, Liabilities, Obligations, and Other Agreements . Holdco will, from and after the Effective Time, not assume nor agree to perform any outstanding obligation of the Company (a) pursuant to the Company's or any predecessor's registration statements and/or stock plans and shall not be deemed to be a "successor issuer" and will not succeed to any reporting obligations or agree to file post - effective amendments unless required by operation of law (hereinafter, [the) "Registered

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 7 of 45 Pages Stock Plans") ; (b) any stock option agreement and/or similar agreement entered into pursuant to the Registered Stock Plans, and any outstanding Option granted thereunder ; and (c) any other agreement that the then authorized senior executive management of the Company thought it necessary to be assumed by Holdco (the "Other Agreements") . At the Effective Time, the Registered Stock Plans and the Other Agreements shall be deemed null and void and shall remain the sole liability and obligation of the Company . The Company has not been obligated to file quarterly, annual, current, or periodic reports with the United States Securities and Exchange Commission (hereinafter, the "Commission") . The Company has not received any notice· or comment from the Commission prior to the Effective Time with regard to any such obligation, delinquent or otherwise, to file any such report therewith the Commission . 2 . 2 . No Transference or Devolution of the Company's Assets . All of the Company's assets, debts, liabilities, and other obligations, including those obligations owing to . Or arising from the settlement as to and in respect of the Company's shareholders, officers, directors, and those arising under any stock compensation or employee - related stock plan (as stated or defined elsewhere in this Agreement), shall remain vested with the Company and shall not be assumed by, or transferred to, Holdco as the result of the Merger and the Reorganization . ARTICLE III, CONDITIONS OF MERGER. 1. Conditions Precedent . The obligations of each party to this Agreement to consummate the Merger and the transactions contemplated by this Agreement shall be subject to fulfillment or waiver by each party hereto of each of the following conditions : · (a) The Company shall have received all approvals, permits, and consents, waivers, or amendments or other modifications to any outstanding agreement, contract, instrument, or other understanding to which the Company deems necessary or desirable and related in connection to the Merger, Reorganization, and the overall transaction contemplated by this Agreement . (b) Prior to the Effective Time, no order, statute, rule, regulation, executive order, injunction, stay, decree, judgment, or restraining order shall have been enacted, entered, promulgated, or enforced by any court of competent jurisdiction, or g >Vernmental or regulatory authority, or instrumentality, which prohibits or makes illegal the consummation of the Merger, the Reorganization, or the overall transaction contemplated by this Agreement . ARTICLE IV, TERMINATION AND AMENDMENT. 4 . 1 . Termination . This Agreement may be terminated and the Merger and Reorganization contemplated hereby may be abandoned at any time prior to the Effective Time by action of the Board of Directors of the Company, Holdco, or MergerSub if any of their board of directors should determine that, for any reason, the completion of the transactions provided for herein would be inadvisable or not in the best interest of any of the Company, Holdco, MergerSub, or their respective stockholders . In the event of such termination and abandonment, this Agreement shall become null and void and neither the Company, Holdco, or MergerSub, nor all of their respective stockholders, directors, and officers, shall have any liability with respect to such termination and abandonment .

4 . 2 . Amendment . This Agreement may be supplemented, amended, or modified by the mutual consent of the Boards of Directors of the parties to this Agreement . ARTICLE V, MISCELLANEOUS PROVISIONS. 1. Governing Law . This Agreement shall be governed by and construed and enforced under the laws of the State of New York for contracts made and performed in that state, except for conflicts of laws rules . 2. Counterparts . This Agreement may be executed in one or more counterparts each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement, this Agreement . 3. Entire Agreement . This Agreement, including each document and instrument directly associated hereto and referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or between any of them, with respect to the subject matter hereof . 4. Severability . The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof . IN WITNESS WHEREOF, the authorized representatives of the Company, Holdco, and MergerSub, respectively, have caused this Agreement to be executed and delivered as of January 3 , 2015 by their respective officers thereunto duly authorized . Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 8 of 45 Pages ONCOLOGY MED, INC., a Colorado corporation ("Company") ORACLE NUTRACEUTICALS COMPANY, a Colorado corporation ("Holdco") ATTEST: Dean M. Denton Secretary ATTEST: By: Michael P. Gnytde Its: President Dean M. Denton Secretary

ONCO MERGER SUB, INC., a Colorado corporation ("MergerSub") Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 9 of 45 Pages ATTEST: Dean M. Denton Secretary

CERTIFICATE OF THE SECRETARY
OF
ONCOLOGY MED, INC.

I, Dean M. Denton, Secretary of Oncology Med, Inc., a Colorado corporation, hereby certify that the Merger Agreement and Plan of Reorganization to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111,102, 7-107-104, 7-111-103, 7-111-105 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of this, the third day of January 2015.

ONCOLOGY MED, INC.,
a Colorado corporation ("Company")

By: Dean' M. Denton-,
Its: Senior Vice-President and Secretary

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc.
Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 10 of 45 Pages

CERTIFICATE OF INCUMBENCY AND CORPORATE AUTHORITY To : The Secretary of State The State of Colorado Suite 200 1700 Broadway Denver, Colorado 80290 From: Dean M. Denton Senior Vice - President and Chief Administrative Officer Oncology Med, Inc. ("Oncology") Suite 711 8 Exchange Boulevard Rochester, New York 14614 The undersigned, being the Senior Vice - President and Chief Administrative Officer of Oncology, hereby certifies to the Secretary of State of the State of Colorado, as follows: 1. I am the duly elected and qualified Senior Vice - President, Chief Administrative Officer, and Corporate Secretary of Oncology . 2. Oncology is a corporation duly organized and in good standing under the laws of the State of Colorado. 3. Pursuant to Oncology's governing documents, as amended, and as currently in full force and effect, I am the person (" Authorized Officer") who has been duly designated and appointed to the office(s) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature . 4. I have been given sufficient and appropriate authority by Oncology's Board of Directors to acknowledge the validity and existence of this Merger Agreement and Plan of Reorganization and the filing thereof with the Secretary of State of the State of Colorado to which this Certificate is annexed, and in any amendments or exhibits thereto . 5. I have the power and authority to execute this Certificate on behalf of Oncology. 6. The State of Colorado may rely on this Certificate and on the authorization of my authority until this Certificate is rescinded by Oncology's Board of Directors or shareholders or until the corporation is dissolved by a plan of reorganization or by operation of law . IN WITNESS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of January 3, 2015. ONCOWGY MED, INC, a Colorado corporation Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 11 of 45 Pages By: Dean M. Denton·.. · '· · · Its: Senior Vice - President, Chief Administrative Officer, and Secretary not as an individual

CERTIFICATE OF THE SECRETARY
OF
ORACLE NUTRACEUTICALS COMPANY

I, Dean M. Denton, Secretary of Oracle Nutraceuticals Company, a Colorado corporation, hereby certify that the Merger Agreement and Plan of Reorganization to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111,102, 7-107-104, 7-111-103, 7-111-105 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of this, the third day of January 2015.

ORACLE NUTRACEUTICALS COMPANY,
a Colorado corporation ("Company")

Dean Denton

By: Dean M. Denton
Its: Senior Vice-President and Secretary

Oncology Med, Inc., Oracle Nutraceuticals Company,,and ONCO MergerSub, Inc.
Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 12 of 45 Pages

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 13 of 45 Pages CERTIFICATE OF INCUMBENCY AND CORPORATE AUTHORITY To: The Secretary of State The State of Colorado Suite 200 1700 Broadway Denver, Colorado 80290 From: Dean M. Denton Senior Vice - President and Chief Administrative Officer Oracle Nutraceuticals Company ("Oracle") Suite 711 8 Exchange Boulevard Rochester, New York 14614 The undersigned, being the Senior Vice - President and Chief Administrative Officer of Oracle, hereby certifies to the Secretary of State of the State of Colorado, as follows: 1. I am the duly elected and qualified Senior Vice - President, Chief Administrative Officer, and Corporate Secretary of Oracle . 2. Oracle is a corporation duly organized and in good standing under the laws of the State of Colorado. 3. Pursuant to Oracle's governing documents, as amended, and as currently in full force and effect, I am the person ("Authorized Officer") who has been duly designated and appointed to the office( s ) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature . 4. I have been given sufficient and appropriate authority by Oracle's Board of Directors to acknowledge the validity and existence of this Merger Agreement and Plan of Reorganization and the filing thereof with the Secretary of State of the State of Colorado to which this Certificate is annexed, and in any amendments or exhibits thereto . 5. I have the power and authority to execute this Certificate on behalf of Oracle. 6. The State of Colorado may rely on this Certificate and on the authorization of my authority until this Certificate is rescinded by Oracle's Board of Directors or shareholders or until the corporation is dissolved by a plan of reorganization or by operation of law . · IN WITNESS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of January 3, 2015. ORACLE NUTRACEUTICALS COMPANY, a Colorado corporation - :: =': By: Dean M:·Denton Its: Senior Vice - President, Chief Administrative Officer, and Secretary ' not as an individual

CERTIFICATE OF THE SECRETARY
OF
ONCO MERGER SUB, INC.

I, Dean M. Denton, Secretary of ONCO Merger Sub, Inc., a Colorado corporation, hereby certify that the Merger Agreement and Plan of Reorganization to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111,102, 7-107-104, 7-111-103, 7-111-105 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of this, the third day of January 2015.

ONCO MERGER SUB, INC.,
a Colorado corporation ("Company")

By: Deari M.Deli.ton
Its: Senior Vice-President and Secretary

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc.
Agreement of Merger and Plan of Reorganization, January 16, 2015, Page **14** of 45 Pages

CERTIFICATE OF INCUMBENCY AND CORPORATE AUTIIORITY To : The Secretary of State The State of Colorado Suite 200 1700 Broadway Denver, Colorado 80290 From: Dean M. Denton Senior Vice - President and Chief Administrative Officer ONCO Merger Sub, Inc. ("ONCO") Suite 711 8 Exchange Boulevard Rochester, New York 14614 The undersigned, being the Senior Vice - President and Chief Administrative Officer of ONCO, hereby certifies to the Secretary of State of the State of Colorado, as follows: 1. I am the duly elected and qualified Senior Vice - President, Chief Administrative Officer, and Corporate Secretary ofONCO . 2. ONCO is a corporation duly organized and in good standing under the laws of the State of Colorado. 3. Pursuant to ONCO's governing documents, as amended, and as currently in full force and effect, I am the person ("Authorized Officer") who has been duly designated and appointed to the office(s) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature . 4. I have been given sufficient and appropriate authority by ONCO's Board of Directors to acknowledge the validity and existence of this Merger Agreement and Plan of Reorganization and the filing thereof with the Secretary of State of the State of Colorado to which this Certificate is annexed, and in any amendments or exhibits thereto . 5. I have the power and authority to execute this Certificate on behalf of ONCO. 6. The State of Colorado may rely on this Certificate and on the authorization of my authority until this Certificate is rescinded by ONCO's Board of Directors or shareholders or until the corporation is dissolved by a plan of reorganization or by operation of law . IN WITNESS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of January 3, 2015. ONCO MERGER SUB, INC., a Colorado corporation Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 15 of 45 Pages By: Dean M. Denton Its: Senior Vice - President, Chief Administrative Officer, and Secretary not as an individual

CERTIFICATE OF INCUMBENCY AND CORPORA TE AUTHORITY Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 16 of 45 Pages To: The Secretary of State The State of Colorado Suite 200 1700 Broadway Denver, Colorado 80290 From: Michael P. Grande President Oncology Med, Inc. ("Oncology") Suite 711 8 Exchange Boulevard Rochester, New York 14614 The undersigned, being the President and Chief Executive Officer of Oncology, hereby certifies to the Secretary of State of the State of Colorado, as follows: 1. lam the duly elected and qualified Chairman of the Board, President, Chief Executive Officer, and Acting Chief Operating Officer of Oncology . 2. Oncology is a corporation duly organized and in good standing under the laws of the State of Colorado. 3. Pursuant to Oncology's governing documents, as amended, and as currently in full force and effect, I am the person ("Authorized Officer") who has been duly designated and appointed to the office(s) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature . 4. I have been given sufficient and appropriate authority by Oncology's Board of Directors to act on behalf of and to bind with respect to executing, delivering, and filing this Merger Agreement and Plan of Reorganization with the Secretary of State of the State of Colorado to which this Certificate is annexed, and in any amendments or exhibits thereto . 5. 1 have the power and authority to execute this Certificate on behalf of Oncology. 6. The State of Colorado may rely·on this Certificate and on the authorization of my authority until this Certificate is rescinded by Oracle's Board of Directors or shareholders or until the corporation is dissolved by a plan of reorganization or by operation of law . IN WITNESS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of January 3, 2015. ONCOLOGY MED, INC., a Colorado corporation · B{ Mic I -- P: - 6r. nde 1 Its: President and Chief Executive Officer, not as an individual

CERTIFICATE OF INCUMBENCY AND CORPORATE AUTHORITY To : The Secretary of State The State of Colorado Suite 200 1700 Broadway Denver, Colorado 80290 From: Michael P. Grande President Oracle Nutraceuticals Company ("Oracle") Suite 711 8 Exchange Boulevard Rochester, New York 14614 The undersigned, being the President and Chief Executive Officer of Oracle, hereby certifies to the Secretary of State of the State of Colorado, as follows: 1. I am the duly elected and qualified Chairman of the Board, President, Chief Executive Officer, and Acting Chief Operating Officer of Oracle . 2. Oracle is a corporation duly organized and in good standing under the laws of the State of Colorado. 3. Pursuant to Oracle's governing documents, as amended, - and as currently in full force - and effect, I am the person ("Authorized Officer") who has been duly designated and appointed lo the office(s) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by m y name is my genuine signature . 4. I have been given sufficient and appropriate authority by Oracle's Board of Directors to act on behalf of and to bind with respect to executing, delivering, and filing this Merger Agreement and Plan of Reorganization with the Secretary of State of the State of Colorado to which this Certificate is annexed, and in any amendments or exhibits thereto . 5. l have the power and authority to execute this Certificate on behalf of Oracle. 6. The State of Colorado may rely on this Certificate and on the authorization of my authority until this Certificate is rescinded by Oracle's Board of Directors or shareholders or until the corporation is dissolved by a plan of reorganization or by operation of law . IN WITNESS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of January 3, 2015. ORACLE NUTRACEUTICALS COMPANY, a Colorado corporation Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 17 of 45 Pages By: Michael !? - :'Grande Its: President and Chief Executive Officer, not as an individual

CERTIFICATE OF INCUMBENCY AND CORPORATE AUTHORITY To : The Secretary of State The State of Colorado Suite 200 1700 Broadway Denver, Colorado 80290 From: Michael P. Grande President ONCO Merger Sub, Inc . ("ONCO") Suite 711 8 Exchange Boulevard Rochester, New York 14614 The undersigned, being the President and Chief Executive Officer of ONCO, hereby certifies to the Secretary of State of the State of Colorado, as follows: 1. I am the duly elected and qualified Chairman of the Board, President, Chief Executive Officer, and Acting Chief Operating Officer of ONCO . 2. ONCO is a corporation duly organized and in good standing under the laws of the State of Colorado. 3. Pursuant to ONCO's governing documents, as amended, and as currently in full force and effect, I am the person ("Authorized Officer") who has been duly designated and appointed to the office(s) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature . 4. I have been given sufficient and appropriate authority by ONCO's Board of Directors to act on behalf of and to bind with respect to executing, delivering, and filing this Merger Agreement and Plan of Reorganization with the Secretary of State of the State of Colorado to which this Certificate is annexed, and in any amendments or exhibits thereto . 5. I have the power and authority to execute this Certificate on behalf of ONCO. 6. The State of Colorado may rely on this Certificate and on the authorization of my authority until this Certificate is rescinded by ONCO's Board of Directors or shareholders or ' ; mtil the corporation is dissolved by a plan of reorganization or by operation of law . IN WITNESS WHEREOF, the undersigned duly executes this C rtificate and affixes his signature hereto as of January 3, 2015. ONCO MERGER SUB, INC., a Colorado corporation Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 18 of 45 Pages By/ M1 k;et•'f5': 0anM'·'• ch:_ Its: Presideirtand Chief Executive Officer, not as an individual

CORPORATE ACTION BY THE WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF ONCOLOGY MED, INC., a Colorado corporation The entire Board of Directors, acting by written consent in lieu of a meeting, pursuant to the provisions of Section 7 - 108 - 202 and Section 7 - 108 - 204 of the Colorado Business Corporation Act, do hereby agree to enter into and perform that certain Merger Agreement and Plan of Reorganization with Oracle Nutraceuticals Company, a Colorado corporation, and ONCO Merger Sub, Inc., a Colorado corporation, and to cause its president to file that certain agreement and plan with the Office of the Secretary of State of the State of Colorado. This corporate action by written consent will be placed in the corporation's Minute Book. The directors of Oncology Med, Inc., representing all of the corporation's Board of Directors acting by written consent, are Michael P. Grande, Randolph S. Hudson, Dean M. Denton, and Tiffany L. Grande, being duly elected and appointed directors of the corporation. The following corporate action is hereby adopted: RESOLVED, that Michael P. Grande, the corporation's President and Chief Executive Officer, is hereby empowered to act as the corporation's authorized representative and is hereby authorized to execute and deliver that certain Merger Agreement and Plan of Reorganization, dated to become effective January, 2015, to Oracle Nutraceuticals Company, a Colorado corporation and to ONCO Merger Sub, Inc., a Colorado corporation, and to file the same with the Office of the Secretary of State of the State of Colorado, and further authorizes Mr. Grande to enter into any ancillary agreement or understanding and file any additional documents with any state or federal agency or department to confirm the facts stated herein and appurtenant thereto. Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 19 of 45 Pages Randol;?. Hudson Vice - Chairman of the Board

Dean M. Denton Director Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 20 of 45 Pages G nde Tiff y Director DATED: January 3, 2015 CERTIFICATE OF THE SECRETARY OF ONCOLOGY MED, INC. I, Dean M. Denton, Secretary of Oncology Med, Inc., a Colorado corporation, hereby certify that the minutes to which this certificate is attached has been adopted pursuant to the applicable provisions of the Colorado Business Corporation Act, as in effect as of the date hereof, and the Colorado Revised Statutes, as the same may apply to the action described in the attached resolution and minutes. IN WITNESS WHEREOF, the undersigned has executed this certificate as of the third day of January 2015. ONCOLOGY MED, INC., a Colorado corporation Dean M. Denton Senior Vice - President Chief Administrative Officer Corporate Secretary

CORPORATE ACTION BY THE WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF ORACLE NUTRACEUTICALS COMPANY, a Colorado corporation The entire Board of Directors, acting by written consent in lieu of a meeting, pursuant to the provisions of Section 7 - 108 - 202 and Section 7 - 108 - 204 of the Colorado Business Corporation Act, do hereby agree to enter into and perform that certain Merger Agreement and Plan of Reorganization with Oncology Med, Inc., a Colorado corporation, and ONCO Merger Sub, Inc., a Colorado corporation, and to cause its president to file that certain agreement and plan with the Office of the Secretary of State of the State of Colorado. This corporate action by written consent will be placed in the corporation's Minute Book. The directors of Oracle Nutraceuticals Company, representing all of the corporation's Board of Directors acting by written consent, are Michael P. Grande, Randolph S. Hudson, Dean .M. Denton, and Tiffany L. Grande, being duly elected and appointed directors of the corporation. The following corporate action is hereby adopted: RESOLVED, that Michael P. Grande, the corporation's President and Chief Executive Officer, is hereby empowered to act as the corporation's authorized representative and is hereby authorized to execute and deliver·that certain Merger Agreement and Plan of Reorganization, dated to become effective January 16, 2015, to Oncology Med, Inc., a Colorado corporation and to ONCO Merger Sub, Inc., a Colorado corporation, and to file the same with the Office of the Secretary of State of the State of Colorado, and further authorizes Mr. Grande to enter into any ancillary agreement or understanding and file any additional documents with any state or federal agency or department to confirm the facts stated herein and appurtenant thereto. Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 21 of 45 Pages Randolph. Hudson Vice chairman of the Board

Dean M. Denton Director Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 22 of 45 Pages G ncfe Tiff y Director DATED: January 3, 2015 CERTIFICATE OF THE SECRETARY OF ORACLE NUTRACEUTICALS COMPANY I, Dean M. Denton, Secretary of Oracle Nutraceuticals Company, a Colorado corporation, hereby certify that the minutes to which this certificate is attached has been adopted pursuant to the applicable provisions of the Colorado Business Corporation Act, as in effect as of the date hereof, and the Colorado Revised Statutes, as the same may apply to the action described in the attached resolution and minutes. IN WITNESS WHEREOF, the undersigned has executed this certificate as of the third day of January 2015. ORACLE NUTRACEUTICALS COMPANY, a Colorado corporation Dean M. Denton Senior Vice - President Chief Administrative Officer Corporate Secretary

CORPORATE ACTION BY THE WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF ONCO MERGER SUB, INC., a Colorado corporation The entire Board of Directors, acting by written consent in lieu of a meeting, pursuant to the provisions of Section 7 - 108 - 202 and Section 7 - 108 - 204 of the Colorado Business Corporation .Act, do hereby agree to enter into and perform that certain Merger Agreement and Plan of Reorganization with Oncology Med, Inc., a Colorado corporation, and Oracle Nutraceuticals Company, a Colorado corporation, and to cause its president to file that certain agreement and plan with the Office of the Secretary of State of the State of Colorado. This corporate action by written consent will be placed in the corporation's Minute Book. The directors of Oracle Nutraceuticals Company, representing all of the corporation's Board of Directors acting by written consent, are Michael P. Grande, Randolph S. Hudson, Dean M. Denton, and Tiffany L. Grande, being duly elected and appointed directors of the corporation. The following corporate action is hereby adopted: RESOLVED, that Michael P. Grande, the corporation's President and Chief Executive Officer, is hereby empowered to act as the corporation's authorized representative and is hereby authorized to execute and deliver that certain Merger Agreement and Plan of Reorganization, dated tq become effective January 16, 2015, to Oncology Med, Inc., a Colorado corporation and to Oracle Nutraceuticals Company, a Colorado corporation, and to file the same with the Office of the Secretary of State of the State of Colorado, and further authorizes Mr. Grande to enter into any ancillary agreement or understanding and file any additional documents with any state or federal agency or. department to confirm the facts stated herein and appurtenant thereto. Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 23 of 45 Pages

Dean M. Denton Director Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 24 of 45 Pages G n Tiff y Director DATED: January 3, 2015 CERTIFICATE OF THE SECRETARY OF ONCO MERGER SUB, INC. I, Dean M. Denton, Secretary of ONCO Merger Sub, Inc., a Colorado corporation, hereby certify that the minutes to which this certificate is attached has been adopted pursuant to the applicable provisions of the Colorado Business Corporation Act, as in effect as of the date hereof, and the Colorado Revised Statutes, as the same may apply to the action described in the attached resolution and minutes. IN WITNESS WHEREOF, the undersigned has executed this certificate as of the third day of January 2015. ONCO MERGER SUB, INC., a Colorado corporation Dean M. Denton Senior Vice - President Chief Administrative Officer Corporate Secretary

CERTIFICATE OF THE SECRETARY OF ONCOLOGY MED, INC. I, Dean M . Denton, Secretary of Oncology Med, Inc . , a Colorado corporation, hereby certify that the Agreement to which this certificate is attached has been adopted pursuant to Sections 7 - 108 - 202 , 7 - 108 - 204 , 7 - 111 - 101 , 7 - 111 - 102 , 7 - 107 - 104 , 7 - 111 - 103 , and 7 - 111 - 105 of the Colorado Business Corporation Act . IN WITNESS WHEREOF, the undersigned has executed this certificate as of this, the third day of January 2015 . ONCOLOGY MED, INC., a Colorado corporation Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 25 of 45 Pages By: Dean M. Denton Its: Senior Vice - President and Secretary

CERTIFICATE OF THE SECRETARY OF ORACLE NUTRACEUTICALS COMPANY I, Dean M . Denton, Secretary of Oracle Nutraceuticals Company, a Colorado corporation, hereby certify that the Agreement to which this certificate is attached has been adopted pursuant to Sections 7 - 108 - 202 , 7 - 108 - 204 , 7 - 111 - 101 , 7 - 111 - 102 , 7 - 107 - 104 , 7 - 111 - 103 , and 7 - 111 - 105 of the Colorado Business Corporation Act . IN WITNESS WHEREOF, the undersigned has executed this certificate as of this, the third day of January 2015 . ORACLE NUTRACEUTICALS COMPANY, a Colorado corporation By: bean M; Dento - n - Its: Senior Vice - President and Secretary Oncology Med, lnc.;Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, Janu ry 16, 2015, Page 26 of 45 Pages

CERTIFICATE OF THE SECRETARY OF ONCO MERGER SUB, INC. I, Dean M . Denton, Secretary of ONCO Merger Sub,· Inc . , a Colorado corporation, hereby certify that the Agreement to which this certificate is attached has been adopted pursuant to Sections 7 - 108 - 202 , 7 - 108 - 204 , 7 - 111 - 101 , 7 - 111 - 102 , 7 - 107 - 104 , 7 - 111 - 103 , and 7 - 111 - 105 of the Colorado Business Corporation Act . IN WITNESS WHEREOF, the undersigned has executed this certificate as of this, the third day of January 2015 . ONCO MERGER SUB, INC., a Colorado corporation Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 27 of 45 Pages By: Dean M. Denton Its: Senior Vice - President and Secretary Oncology Med, Inc., Oracle Nutraceuticals Company; and ONCO MergerSub, Inc.

CORPORATE ACTION BY WRITTEN CONSENT
OF THE CONTROL SHAREHOLDERS OF
ONCOLOGY MED, INC.

The undersigned, constituting the plurality of votes of Oncology Med, Inc., a Colorado corporation (the "Company") eligible to be cast, desiring to take action by written consent as permitted and authorized by the Company's Articles of Incorporation, as amended, the bylaws of the Company, and Sections 7-111-103 and 7-111-105 of the Colorado Business Corporation Act, as applicable, do hereby adopt the following resolutions:

WHEREAS, the undersigned control shareholders of the Company deem it to be in the best interests of the Company and its shareholders to adopt that certain Agreement of Merger and Plan of Reorganization (the "Plan") among Oncology Med, Inc., a Colorado corporation, Oracle Nutraceuticals Company, a Colorado corporation, and ONCO Merger Sub, Inc., a Colorado corporation, to become effective on January 16, 2015, for the purpose of providing certain incentives to the shareholders of the Company (the "Action by Written Consent").

NOW, THEREFORE, IT **IS HEREBY RESOLVED:** the Plan is approved, authorized, and adopted by the undersigned shareholders in the form of the Plan to which this corporate action is attached.

FURTHER RESOLVED, that the President of the Company is hereby authorized and directed to perform any and all acts as he shall deem necessary or appropriate to carry out the purposes and intent of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of January 3, 2015.

FIRST HUDSON TRUST OF NEW YORK,
a Massachusetts Trust Operating Under Oklahoma Law

By: T p h S. Hudson
Its: Managing Administrative Trustee

ELECTRONIC MERCHANT SYSTEMS ROCHESTER, INC.,
a New York corporation

By: Michael P. Grande
Its: President

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc.
Agreement of Merger and Plan of Reorganization, January 16, 2015, Page **28** of 45 Pages

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 29 of 45 Pages SHARE EXCHANGE AGREEMENT This SHARE EXCHANGE AGREEMENT dated to become effective January 16, 2015 (this "Agreement"), between Oncology Med, Inc., a Colorado corporation ("Company") and Oracle Nutraceuticals Company, a Colorado corporation ("Parent"). Premises . Concurrently, and in connection herewith, Parent and the Company are entering into an Agreement and Plan of Merger, dated to become effective as of January 16, 2015, by and between the Company and ONCO Merger Sub, Inc., a Colorado corporation (the "Merger Agreement"). Capitalized terms used but not defined herein shall have the meaning given to such terms in that certain Merger Agreement. The Company desires to issue and sell 229,682,978 of its Common Stock, $0.00001 par value and 3,660,000 shares of its Series A Preferred Stock, $0.0 I par value per share (the "Shares"), respectively, in exchange for (i) I 00 shares of common stock, par value $0.0000 I per share (the "Exchange Shares"), of Parent, on the terms and subject to the conditions set forth herein (the "Exchange"), and (ii) the entry by Parent into the Merger Agreement. The Board of Directors of the Company has unanimously determined that the delay in securing shareholder approval of the exchange contemplated hereby would seriously jeopardize the financial viability of the Company and has expressly approved the reliance by the Company on the exception under In consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows: ARTICLE I, THE SHARES AND THE EXCHANGE SHARES. Section 1.1. The Shares . The Shares shall be issued to Parent, and the Exchange Shares shall be issued to the Company, pursuant to Article II hereof. ARTICLE II, SHARE EXCHANGE. Section 2.1. Share Exchange . Upon the terms and subject to the conditions of this Agreement, the Company agrees to issue and sell to Parent, the Shares, and in exchange therefor at the Share Exchange Closing (as defined below), Parent shall issue to the Company the Exchange Shares. Section 2.2. Share Exchange Closing . (a) The Company will deliver a certificate representing the Shares and registered in the name of Parent, and Parent will deliver a certificate representing the Exchange Shares and registered in the name of the Company. Subject to the satisfaction of the conditions set forth in Article VI, the time and date of such deliveries shall be 10:00 a.m., Eastern Standard Time, on a date and at a place to be specified by the

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 30 of 45 Pages parties (the "Share Exchange Closing"), which date shall be no later than the day after satisfaction or waiver of the latest to occur of the conditions set forth in Article VJ hereof. (b) The documents to be delivered at the Share Exchange Closing by or on behalf of the parties hereto pursuant to this Article II and any additional documents requested by Parent pursuant to Section 8.2, will be delivered at the Share Exchange Closing at the offices of Parent at 8 Exchange Boulevard, Suite 711, Rochester, New York. ARTICLE Ill, REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Parent as of the date hereof that: Section 3.1. Existence and Power . The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado. The Company has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. Section 3.2 . Capitalization . The authorized capital stock of Company consists of2,000,000,000 shares of Company Common Stock of which, as of December 31, 2014 (the "Company Capitalization Date") no more than 229,682,978 shares were issued and outstanding, and 10,000,000 shares of Series A Preferred Stock of which, as of the Company Capitalization Date, no more than 3,660,000 shares were issued and outstanding. As of the Company Capitalization Date, there were no outstanding Company Stock Options and no outstanding Company Stock Awards. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, non - assessable, and free of preemptive rights, with no personal liability attaching to the ownership thereof. Section 3 . 3 . Authorization . The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Company, and this Agreement is a valid and binding obligation of the Company, enforceabl against it in accordance with their terms . Section 3 . 4 . Board Approvals . The transactions contemplated by this Agreement, including, without limitation, the issuance of the Shares and the compliance with the terms of this Agreement, have been unanimously adopted, approved, and declared advisable unanimously by the Board of Directors of the Company . Section 3.5. Valid Issuance of Series A Preferred Stock . The Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the Shares will be validly issued, fully paid and non - assessable, will not subject the holders thereof to personal liability, and will not be issued in violation of preemptive rights. The voting rights provided for in the terms of the Shares are validly authorized and shall not be subject to restriction or limitation in any respect. · 'Section 3.6. Non - Contravention . The execution, delivery, and performance of this Agreement, and the consummation by the Company of the transactions contemplated hereby, will not conflict with, violate, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 31 of 45 Pages time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the Articles of Incorporation or Bylaws, as amended, respectively, of the Company or the articles of incorporation, charter, bylaws or other governing instrument of any Subsidiary of the Company. Section 3.7. Purchase for Own Account . The Company is acquiring the Exchange Shares for its own account and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder (the "Securities Act"). Section 3.8. Private Placement. The Company understands that (i) the Exchange Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by Parent in a transaction exempt from the registration requirements thereof and (ii) the Exchange Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. Section 3.9. Legend . Each certificate representing an Exchange Share will bear a legend to the following effect unless Parent determines otherwise in compliance with applicable law: "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY ST ATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHER WISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT." ARTICLE IV, REPRESENTATIONS AND WARRANTIES OF PARENT. Parent represents and warrants to the Company as of the date hereof that: Section 4.1. Existence and Power . Parent is duly organized and val idly existing under the laws of the State of Colorado and has all requisite power and authority to enter into and perform its obligations under this Agreement. Section 4.2. Authorization . The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of Parent, and this Agreement is a valid and binding obligation of Parent, enforceable against it in accordance with its terms. Section 4.3, Valid Issuance . The Exchange Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the Exchange Shares will be validly issued, fully paid, and non - assessable, will riot subject the holders thereof to personal liability and will not be issued in violation of preemptive rights. Section 4.4. Non - Contravention . The execution, delivery, and performance of this Agreement will not conflict with, violate, or result in a breach of any provision of, or constitute a default (or an event which,

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 32 of 45 Pages with notice or lapse of time or both would constitute a default) under, or result in, the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the organizational or governing documents of Parent. Section 4.5. Purchase for Own Account . Parent is acquiring the Shares for its own account and not with a view to the distribution thereof in violation of the Securities Act. Section 4.6. Private Placement. Parent understands that (i) the Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by the Company in a transaction exempt from the registration requirements thereof and (ii) the Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. Section 4.7. Legend . Each certificate representing a Share will bear a legend to the following effect unless the Company determines otherwise in compliance with applicable law: "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURrTIES LAWS OF ANY ST ATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT." ARTICLE V, ADDITIONAL AGREEMENTS. Section 5.1. Action by Written Consent by Holders of Series A Preferred Stock . The Merger Agreement and the Exchange contemplated by this Agreement are the result of corporate actions authorized by the written consent ofall of the holders of Series A Preferred Stock of Company and Parent, respectively, as such actions are permitted by the Colorado Business Corporation Act (the "CBCA") and the Articles of Incorporation of the Company and Parent, respectively. ARTICLE VI, CONDITIONS TO SHARE EXCHANGE CLOSING. Section 6.1. Conditions to Each Party's Obligation To Effect the Exchange. The respective obligations of the parties hereunder to effect the Exchange shall be subject to the following condition: (a) No Injunctions or Restraints; Illegality. No order, injunction, or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Exchange shall be in effect. · Section 6.2. Conditions to the Obligations of Parent . The obligations of Parent hereunder to effect the Exchange shall be subject to the satisfaction, or waiver by Parent, of the following conditions:

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 33 of 45 Pages (a) FINRA Notice Period. The Company shall have provided ten (IO) days' advance notice to the Financial Industry Regulatory Authority ("FINRA") and the ten (10) day notice period shall have passed after such notice has been provided before the merger and Exchange shall become effective. (b) No Injunctions or Restraints; Illegality. No order, injunction, or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal Parent's unrestricted and unlimited right to vote the Shares shall be in effect ARTICLE VII, TERMINATION. Section 7.1. Injunction: Illegality . This Agreement may be terminated at any time prior to the Share Exchange Closing by Parent if (a) an order, injunction or decree shall have been issued by any court or agency of competent jurisdiction and shall be non - appealable, or other law shall have been issued preventing or making illegal either (i) the completion of the Exchange or the other transactions contemplated by this Agreement, or (ii) Parent's unrestricted and unlimited right to vote the Shares or (b) the Merger Agreement terminates pursuant to its terms. ARTICLE VIII, MISCELLANEOUS. Section 8. I. Notices . All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or seven days after having been sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party: · (a) If to Company, to: Oncology Med, Inc. 8 Exchange Boulevard Suite711 Rochester, New York 14614 with a copy to: Randall S. Goulding, Esq. 1333 Sprucewood Lane Deerfield, Illinois 600 I 5 (b) lfto Purchaser, to: Oracle Nutraceuticals Company 8 Exchange Boulevard Suite 71 I Rochester, New York 14614 with a copy to:

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 34 of 45 Pages Randall S. Goulding, Esq. 1333 Sprucewood Lane Deerfield, Illinois 60015 Section 8.2. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of ƒ this Agreement and the consummation of the transactions contemplated hereby. Section 8.3. Amendments and Waivers . Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Company and Parent. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Section 8.4. Fees and Expenses. Each party hereto shall pay all of its own fees and expenses (including attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby. Section 8.5. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither party may assign, delegate, or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto. Section 8.6. Governing Law . This Agreement shall be governed and construed in accordance with the internal laws of the State of New York applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of New York. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Section 8.7. Waiver Of Jury Trial . EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY rN ANY LEGAL PROCEEDrNG ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Section 8.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their affiliates with respect to the subject matter of this Agreement. Section 8.9. Effect of Headings. The article and section headings herein are for convenience only and shall not affect the construction hereof. Section 8.IO. Severability . If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law. Section 8.1 I. Counterparts; Third Party Beneficiaries . This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder. Section 8 . 12 . Specific Performance . The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms . It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity . IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. ONCOLOGY MED, INC . , WITNESS : A Colorado corporation Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 35 of 45 Pages By: MichaeJ.P - . - Grafide Its: Pres""'1d'""e=n..,.. t , By: Dean M. Denton Its: Secretary ORACLE NUTRACEUTICALS COMPANY, A Colorado corporation WITNESS: By: Michael -- Grande Its: Presiaenf By: Dean M. Denton Its: Secretary

CERTIFICATE OF INCUMBENCY AND CORPORATE AUTHORilY Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 36 of 45 Pages To: Oracle Nutraceuticals Company Suite 711 8 Exchange Boulevard Rochester, New York 14614 From: Michael P. Grande President Oncology Med, Inc. ("Oncology") Suite 711 8 Exchange Boulevard Rochester, New York 14614 The undersigned, being the President and Chief Executive Officer of Oncology, hereby certifies to Oracle Nutraceuticals Company, a Colorado corporation, as follows: 1. I am the duly elected and qualified Chairman of the Board, President, Chief Executive Officer, and Acting Chief Operating Officer of Oncology . 2. Oncology is a corporation duly organized and in good standing under the laws of the State of Colorado. 3. Pursuant to Oncology's governing docun 1 ents, as amended, and as currently in full force and effect, I am the person ("Authorized Officer") who has been duly designated and appointed to the office(s) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature . 4. I have been given sufficient and appropriate authority by Oncology's Board of Directors to act on behalf of and to bind with respect to executing and delivering the Share Exchange Agreement and to file it with the Secretary of State of the State of Colorado towhich this Certificate is annexed, and in any amendments or exhibits thereto . 5. I have the power and authority to execute this Certificate on behalf of Oncology. 6. Oracle may rely on this Certificate and on the authorization of my authority until this Certificate is rescinded by Oncology's Board of Directors or shareholders or until the corporation is dissolved by a plan of reorganization or by operation of law . IN WITNESS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of January 3, 2015. ONCOWGY MED, INC., a Colorado corporation By: Mlhael P ,.farandeJ · Its: President and Chief Executive Officer, not as an individual

CERTIFICATE OF INCUMBENCY AND CORPORATE AUTHORilY To: Oncology Med, Inc. Suite 711 8 Exchange Boulevard Rochester, New York 14614 From: Michael P. Grande President Oracle Nutraceuticals Company ("Oracle") Suite 711 8 Exchange Boulevard Rochester, New York 14614 The undersigned, being the President and Chief Executive Officer of Oracle, hereby certifies to Oncology Med, Inc., a Colorado corporation, as follows: 1. I am the duly elected and qualified Chairman of the Board, Pre ident, Chief Executive Officer, and Acting Chief Operating Officer of Oracle . 2. Oracle is a corporation duly organized and in good standing under the laws of the State of Colorado. 3. Pursuant to Oracle's governing documents, as amended, and as currently in full force and effect, I am the person ("Authorized Officer") who has been duly designated and appointed to the office(s) indicated by my name, I continue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature . 4. I have been given sufficient and appropriate authority by Oracle's Board of Directors to act on behalf of and to bind with respect to executing and delivering the Share Exchange Agreement and to file it with the Secretary of State of the State of Colorado to which this Certificate is annexed, and in any amendments or exhibits thereto . 5. I have the power and authority to execute this Certificate on behalf of Oracle. 6. Oncology may rely on this Certificate and on the authoriz . ation of my authority until this Certificate is rescinded by Oracle's Board of Directors or shareholders or until the corporation is dissolved by a plan of reorganization or by operation of law . · IN WITNF.SS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of January 3, 2015. ORACLE NUTRACEUTICALS COMPANY, a Colorado corporation Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 37 of 45 Pages B I y: ' 1 . chaeJ,R - Gran'de Its: President and Chief Executive Officer, not as an individual

CORPORATE ACTION BY THE WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF ONCOLOGY MED, INC., a Colorado corporation The entire Board of Directors, acting by written consent in lieu of a meeting, pursuant to the provisions of Section 7 - 108 - 202 and Section 7 - 108 - 204 of the Colorado Business Corporation Act, do hereby agree to enter into and perform that certain Share Exchange Agreement with Oracle Nutraceuticals Company, a Colorado corporation, and to cause its president to file that certain agreement with the Office of the Secretary of State of the State of Colorado. This corporate action by written consent will be placed in the corporation's Minute Book. The directors of Oncology Med, Inc., representing all of the corporation's Board of Directors acting by written consent, are Michael P. Grande, Randolph S. Hudson, Dean M. Denton, and Tiffany L. Grande, being duly elected and appointed directors of the corporation. The following corporate action is hereby adopted: RESOLVED, that Michael P. Grande, the corporation's president and chief executive officer, is hereby empowered to act as the corporation's authorized representative and is hereby authorized to execute and deliver that certain Share Exchange Agreement, dated to become effective January 16, 2015, to Oracle Nutraceuticals Company, a Colorado corporation, and to file the same with the Office of the Secretary of State of the State of Colorado, and further authorizes Mr. Grande to enter into any ancillary agreement or understanding and file any additional documents with any state or federal agency or department to confirm the facts stated herein and appurtenant thereto. Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 38 of 45 Pages Randolph: Hudson Vice - Chairman of the Board Dean M. Denton Director

G ncfe Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 39 of 45 Pages Tiff y Director DATED: January 3, 2015 CERTIFICATE OF THE SECRETARY OF ONCOLOGY MED, INC. I, Dean M. Denton, Secretary of Oncology Med, Inc., a Colorado corporation, hereby certify that the minutes to which this certificate is attached has been adopted pursuant to the applicable provisions of the Colorado Business Corporation Act, as in effect as of the date hereof, and the Colorado Revised Statutes, as the same may apply to the action described in the attached resolution and minutes. IN WITNESS WHEREOF, the undersigned has executed this certificate as of the third day of January 2015. ONCOLOGY MED, INC., a Colorado corporation Dean M. Denton · Senior Vice - President Chief Administrative Officer Corporate Secretary

CORPORATE ACTION BY THE WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF ORACLE NUTRACEUTICALS COMPANY, a Colorado corporation The entire Board of Directors, acting by written consent in lieu of a meeting, pursuant to the provisions of Section 7 - 108 - 202 and Section 7 - 108 - 204 of the Colorado Business Corporation Act, do hereby agree to enter into and perform that certain Share Exchange Agreement with Oncology Med, Inc., a Colorado corporation, and to cause its president to file that certain agreement with the Office of the Secretary of state of the State of Colorado. This corporate action by written consent will be placed in the corporation's Minute Book. The directors of Oracle Nutraceuticals Company, representing all of the corporation's Board of Directors acting by written consent, are Michael P. Grande, Randolph S. Hudson, Dean M. Denton, and Tiffany L. Grande, being duly elected and appointed directors of the corporation. The following corporate action is hereby adopted: RESOLVED, that Michael P. Grande, the corporation's president and chief executive officer, is hereby empowered to act as the corporation's authorized representative and is hereby authorized to execute and deliver that certain Share Exchange Agreement, dated to become effective January 16, 2015, to Oncology Med, Inc., a Colorado corporation, and to file the same with the Office of the Secretary of State of the State of Colorado, and further authorizes Mr. Grande to enter into any ancillary agreement or understanding and file any additional documents with any state or federal agency or department to confirm the facts stated herein and appurtenant thereto. Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 40 of 45 Pages Randolph: Hudson Vice - Chairman of the Board Dean M. Denton Director

G ncfe Oncology Med, Inc., Oracle Nutr!'ceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 41 of 45 Pages Tiff y Dir ctor DATED: January 3, 2015 CERTIFICATE OF THE SECRETARY OF ORACLE NUTRACEUTICALS COMPANY I, Dean M. Denton, Secretary of Oracle :Nutraceuticals Company, a Colorado corporation, hereby certify that the minutes to which this certificate is attached has been adopted pursuant to the applicable provisions of the Colorado Business Corpo ation Act, as in effect as of the date hereof, and the Colorado Revised Statutes, as the same may apply to the action described in the attached resolution and minutes. IN WITNESS WHEREOF, the undersigned has executed this certificate as of the third day of January 2015. ORACLE NUTRACEUTICALS COMPANY, a Colorado corporation Dean M. Denton·· Senior Vice - President Chief Administrative Officer Corporate Secretary

CORPORATE ACTION BY WRITTEN CONSENT
OF THE CONTROL SHAREHOLDERS OF
ONCOLOGY MED, INC.

The undersigned, constituting the votes representing a plurality of the shares of Oncology Med, Inc., a Colorado corporation (the "Company") eligible to vote, and desiring to take action by written consent as permitted and authorized by the Company's Articles of Incorporation, as amended, the bylaws of the Company, and Sections 7-111-103 and 7-111-105 of the Colorado Business Corporation Act, as applicable, do hereby adopt the following resolutions:

WHEREAS, the undersigned control shareholders of the Company deem it to be in the best interests of the Company and its shareholders to adopt that certain Share Exchange Agreement (the "Agreement") with Oracle Nutraceuticals Company, a Colorado corporation, to become effective on January 16, 2015, for the purpose of providing certain incentives to the shareholders of the Company (the "Action by Written Consent").

NOW, THEREFORE, IT **IS HEREBY RESOLVED:** the Agreement is approved, authorized, and adopted by the undersigned shareholders in the form of the Agreement to which this corporate action is attached.

FURTHER RESOLVED, that the President of the Company is hereby authorized and directed to perform any and all acts as he shall deem necessary or appropriate to carry out the purposes and intent of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of January 3, 2015.

FIRST HUDSON TRUST OF NEW YORK,
a Massachusetts Trust Operating Under Oklahoma Law

By: Randolph Hudson
Its: Managing Administrative Trustee

ELECTRONIC MERCHANT SYSTEMS ROCHESTER, INC.,
a New York corporation

By: Michael P. Grande
Its: President

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc.
Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 42 of 45 Pages

CORPORA TE ACTION BY WRITTEN CONSENT OFTHECONTROLSHAREHOLDEROF ORACLE NUTRACEUTICALS COMPANY The undersigned, being the sole shareholder of Oracle Nutraceuticals Company, a Colorado corporation (the "Company"), desiring to take action by written consent as permitted and authorized by the Company's Articles of Incorporation, as amended, the bylaws of the Company, and Sections 7 - 111 - 103 and 7 - 111 - 105 of the Colorado Business Corporation Act, as applicable, do hereby adopt the following resolutions : WHEREAS, the undersigned sole shareholder of the Company deems it to be in the best interests of the Company and its shareholders to adopt that certain Share Exchange Agreement (the "Agreement") with Oncology Med, Inc . , a Colorado corporation, to become effective on January 16 , 2015 , for the purpose of providing certain incentives to the shareholders of the Company (the "Action by Written Consent") . NOW, THEREFORE, IT IS HEREBY RESOLVED : the Agreement is approved, authorized, and adopted by the undersigned shareholders in the form of the Agreement to which this corporate action is attached . FURTHER RESOLVED, that the President of the Company is hereby authorized and directed to perform any and all acts as he shall deem necessary or appropriate to carry out the purposes and intent of the foregoing resolutions . IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of January 3 , 2015 . ONCOLOGY MED, INC., a Colorado corporation Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 43 of 45 Pages

CERTIFICATE OF INCUMBENCY AND CORPORATE AUTHORITY To: Oracle Nutraceuticals Company Suite 711 8 Exchange Boulevard Rochester, New York 14614 From: Michael P. Grande President Oncology Med, Inc. ("Oncology") Suite 711 8 Exchange Boulevard Rochester, New York 14614 The undersigned, being the President and Chief Executive Officer of Oncology, hereby certifies to Oracle Nutraceuticals Company, a Colorado corporation, as follows: 1. l am the duly elected and qualified Chairman of the Board, President, Chief Executive Officer, and Acting Chief Operating Officer of Oncology . 2. Oncology is a corporation duly organized and in good standing under the laws of the State of Colorado. 3. Pursuant to Oncology's governing documents, as amended, and as currently in full force and effect, I am the person ("Authorized Officer") who has been duly designated and appointed to the office(s) indicated by my name, I contjnue to hold the indicated office(s) at this time, and the signature set forth below by my name is my genuine signature . 4. I have been given sufficient and appropriate authority by Oncology's Board of Directors to act on behalf of and to bind with respect to executing and delivering the Action by Written Consent to which this Certificate is annexed, and in any amendments or exhibits thereto. 5. I have the power and authority to execute this Certificate on behalf of Oncology. 6. Oracle may rely on this Certificate and on the authorization of my authority until this Certificate is rescinded by Oncology's Board of Directors or shareholders or until the corporation is dissolved by a plan of reorganization or by operation of law . IN WITNFSS WHEREOF, the undersigned duly executes this Certificate and affixes his signature hereto as of January 3, 2015. ONCOLOGY MED, INC., a Colorado corporation Oncology Med, Inc., Oracle Nutraceuticals Company; and ONCO MergerSub, Inc. Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 44 of 45 Pages Its: Presidenfand Chief Executive Officer, not as an individual

CERTIFICATE OF THE SECRETARY
OF
ONCOLOGY MED, INC.

I, Dean M. Denton, Secretary of Oncology Med, Inc., a Colorado corporation, hereby certify that the Corporate Action by Written Consent to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111-102, 7-107-104, 7-111-103, and 7-111-105 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of this, the third day of January 2015.

ONCOLOGY MED, INC.,
a Colorado corporation

Dean Denton

By: Dean M. Denton
Its: Senior Vice-President and Secretary

Oncology Med, Inc., Oracle Nutraceuticals Company, and ONCO MergerSub, Inc.
Agreement of Merger and Plan of Reorganization, January 16, 2015, Page 45 of 45 Pages